                                                                    Exhibit 99.1

TRANSATLANTIC HOLDINGS, INC. ANNOUNCES 16.8 PERCENT INCREASE IN SECOND QUARTER NET INCOME

     NEW YORK--(BUSINESS WIRE)--July 22, 2004--Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net income for the second quarter of 2004 increased 16.8 percent to $87.8 million compared to $75.2 million in the 2003 second quarter. Adjusted for the previously announced 5-for-4 stock split, net income per common share (diluted) amounted to $1.32 for the 2004 second quarter compared to $1.14 in the same prior year quarter.

     For the first six months of 2004, net income increased 28.6 percent to $177.5 million compared to $138.0 million in the year ago period. On a split-adjusted basis, net income per common share (diluted) amounted to $2.68 and $2.09 for the first six months of 2004 and 2003, respectively.

     All of the share and per-share amounts included in this press release, except for prior year balance sheet data, have been adjusted to reflect the 5-for-4 split of the Company's common stock in the form of a 25 percent common stock dividend that was paid on July 16, 2004 to stockholders of record on June 25, 2004.

     Commenting on results, Robert F. Orlich, President and Chief Executive Officer said, "Transatlantic's strong performance in the quarter was driven by an improved combined ratio. Once again, quarterly premium volume reached a record high, propelled by significant growth in our international operations -- where favorable underwriting opportunities continue to be available. Domestically, the pace of improvement in casualty line rates has slowed and pricing for many property classes has declined from recent peaks, while longer-tail casualty lines continue to exhibit greater strength."

     Income before income taxes amounted to $112.5 million in the second quarter of 2004 versus $96.4 million in the second quarter of 2003, an increase of 16.7 percent. Included in these results are pre-tax realized capital gains of $2.2 million and $0.7 million in the second quarters of 2004 and 2003, respectively.

     For the first six months of 2004, income before income taxes increased 29.8 percent to $228.0 million versus $175.6 million in the first six months of 2003. Included in these results are pre-tax realized capital gains of $9.5 million and $1.3 million for the first six months of 2004 and 2003, respectively.

     Net premiums written for the second quarter of 2004 increased 15.5 percent to $927 million from $803 million reported in the same prior year quarter. For the first six months of 2004, net premiums written increased 16.8 percent to $1.83 billion from $1.57 billion in the same prior year period. International business represented 47.1 percent of net premiums written for the first six months of 2004 versus 45.3 percent for the first six months of 2003.

     The combined ratio for the second quarter of 2004 was 95.7 versus 96.3 in the comparable 2003 period. For the first six months of 2004, the combined ratio was 95.8 versus 96.9 in the comparable year ago period. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other underwriting expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable) rose $147 million during the 2004 second quarter, bringing the amount of such reserves to $4.37 billion at June 30, 2004. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

     Net investment income for the second quarter of 2004 totaled $72.9 million, an increase of 6.4 percent over $68.5 million reported in the year ago quarter. For the first six months of 2004, net investment income totaled $144.9 million, an increase of 8.9 percent over $133.1 million reported in the comparable year ago period. At June 30, 2004, investments and cash totaled $7.4 billion.

     At June 30, 2004, TRH's consolidated assets and stockholders' equity were $9.6 billion and $2.4 billion, respectively. Book value per common share was $36.93 on a post-split basis.

     In the second quarter of 2004, the Board of Directors declared a quarterly cash dividend of $0.10 per common share to stockholders of record as of September 3, 2004, payable on September 17, 2004. This represents a 13.6 percent increase over the prior quarterly dividend on a split-adjusted basis.

     Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

     This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

     Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. TRH has consolidated assets of $9.6 billion and stockholders' equity of $2.4 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard &

Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

     Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of Operations Data, and statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                   Three Months Ended
                                        June 30,
                                  -------------------
                                    2004       2003     Change
                                  --------   --------   ------
                                     (in thousands,
                                    except per share
                                         data)
Statement of Operations Data:
Revenues:
   Net premiums written           $927,197   $802,850    15.5%
   Increase in net unearned
      premiums                     (31,693)   (40,087)
                                  --------   --------
   Net premiums earned             895,504    762,763    17.4
   Net investment income            72,851     68,481     6.4
   Realized net capital gains        2,215        731
                                  --------   --------
                                   970,570    831,975
                                  --------   --------
Expenses:
   Net losses and loss
      adjustment expenses          617,159    545,201
   Net commissions                 230,149    183,385
   Other underwriting expenses      17,994     15,852
   Increase in deferred
      acquisition costs             (8,569)    (9,621)
   Other deductions, net             1,362        764
                                  --------   --------
                                   858,095    735,581
                                  --------   --------

Income before income taxes         112,475     96,394    16.7
Income taxes                        24,651     21,216
                                  --------   --------
Net income                        $ 87,824   $ 75,178    16.8
                                  ========   ========

Net income per common share:(a)
   Basic                          $   1.34   $   1.15    16.4
   Diluted                            1.32       1.14    16.2

Dividends per common share(a)        0.100      0.088    13.6

Weighted average common
   shares outstanding:(a)
   Basic                            65,719     65,503
   Diluted                          66,287     65,924

Ratios:
   Loss and loss adjustment
      expense                         68.9       71.5
   Underwriting expense               26.8       24.8
   Combined                           95.7       96.3

                                      Six Months Ended
                                          June 30,
                                  -----------------------
                                     2004         2003      Change
                                  ----------   ----------   ------
                                       (in thousands,
                                      except per share
                                           data)
Statement of Operations Data:
Revenues:
   Net premiums written           $1,834,667   $1,570,931    16.8%
   Increase in net unearned
      premiums                       (46,016)    (116,001)
                                  ----------   ----------
   Net premiums earned             1,788,651    1,454,930    22.9
   Net investment income             144,899      133,095     8.9
   Realized net capital gains          9,464        1,269
                                  ----------   ----------
                                   1,943,014    1,589,294
                                  ----------   ----------
Expenses:
   Net losses and loss
      adjustment expenses          1,239,370    1,022,190
   Net commissions                   449,258      386,945
   Other underwriting expenses        36,182       31,236
   Increase in deferred
      acquisition costs              (12,436)     (27,773)
   Other deductions, net               2,679        1,094
                                  ----------   ----------
                                   1,715,053    1,413,692
                                  ----------   ----------

Income before income taxes           227,961      175,602    29.8
Income taxes                          50,484       37,596
                                  ----------   ----------
Net income                        $  177,477   $  138,006    28.6
                                  ==========   ==========

Net income per common share:(a)
   Basic                          $     2.70   $     2.11    28.2
   Diluted                              2.68         2.09    27.9

Dividends per common share(a)          0.188        0.168    11.9

Weighted average common
   shares outstanding:(a)
   Basic                              65,676       65,485
   Diluted                            66,252       65,894

Ratios:
   Loss and loss adjustment
      expense                           69.3         70.3
   Underwriting expense                 26.5         26.6
   Combined                             95.8         96.9

(a) Share and per share information have been adjusted for the 5-for-4 split of the common stock in the form of a 25 percent common stock dividend, paid on July 16, 2004.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data
                    As of June 30, 2004 and December 31, 2003

                                                           2004         2003
                                                        ----------   ----------
                                                             (in thousands,
                                                           except share data)
Balance Sheet Data:
                         ASSETS
Investments and cash:
   Fixed maturities:
      Held to maturity, at amortized cost
         (market value: 2004-$754,734; 2003-$634,768)   $  766,009   $  622,620
      Available for sale, at market value
         (amortized cost: 2004-$4,803,285;
         2003-$4,591,165) (pledged, at market value:
         2004-$681,470; 2003-$426,536)                   4,877,728    4,780,919
   Equities:
      Common stocks available for sale, at market
         value (cost: 2004-$514,633; 2003-$495,378)
         (pledged, at market value: 2004-$34,358;
         2003-$47,999)                                     549,478      555,255
      Nonredeemable preferred stocks available for
         sale, at market value (cost: 2004-$20,742;
         2003-$29,310)                                      20,096       29,131
   Other invested assets                                   283,539      183,773
   Short-term investment of funds received under
      securities loan agreements                           735,688      485,869
   Short-term investments, at cost which approximates
      market value                                          17,436       26,711
   Cash and cash equivalents                               152,084      182,887
                                                        ----------   ----------
         Total investments and cash                      7,402,058    6,867,165
Accrued investment income                                  112,692      103,646
Premium balances receivable, net                           546,088      408,029
Reinsurance recoverable on paid and unpaid losses and
   loss adjustment expenses:
      Affiliates                                           225,605      221,686
      Other                                                674,994      648,227
Deferred acquisition costs                                 186,259      173,612
Prepaid reinsurance premiums                               111,956       75,515
Deferred income taxes                                      252,193      165,670
Other assets                                                67,720       44,208
                                                        ----------   ----------
         Total assets                                   $9,579,565   $8,707,758
                                                        ==========   ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss adjustment expenses              $5,249,372   $4,805,498
Unearned premiums                                        1,004,818      917,355
Payable under securities loan agreements                   735,688      485,869
Other liabilities                                          161,175      122,449
                                                        ----------   ----------
         Total liabilities                               7,151,053    6,331,171
                                                        ----------   ----------

Preferred Stock, $1.00 par value; shares authorized:
   5,000,000                                                    --           --
Common Stock, $1.00 par value; shares authorized:
   100,000,000; shares issued: 2004-66,622,882;
   2003-53,332,678                                          66,623       53,333
Additional paid-in capital                                 189,690      196,645
Accumulated other comprehensive income                       1,270      120,770
Retained earnings                                        2,185,372    2,020,282
Treasury Stock, at cost; 864,200 shares of common
   stock                                                   (14,443)     (14,443)
                                                        ----------   ----------
         Total stockholders' equity                      2,428,512    2,376,587
                                                        ----------   ----------
         Total liabilities and stockholders' equity     $9,579,565   $8,707,758
                                                        ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                            Three Months Ended
                                                                 June 30,
                                                          ---------------------
                                                             2004        2003
                                                          ---------   ---------
                                                              (in thousands)
Cash Flow Data:

Net cash provided by operating activities                 $ 197,926   $ 215,590
                                                          ---------   ---------
Cash flows from investing activities:
   Proceeds of fixed maturities available for sale sold     187,178     212,443
   Proceeds of fixed maturities available for sale
      redeemed or matured                                    88,260      63,852
   Proceeds of equities sold                                195,138     189,575
   Purchase of fixed maturities held to maturity            (48,097)   (247,944)
   Purchase of fixed maturities available for sale         (333,574)   (385,142)
   Purchase of equities                                    (192,117)   (223,653)
   Net (purchase) sale of other invested assets             (67,383)    317,848
   Net (purchase) sale of short-term investment of
      funds received under securities loan agreements       (68,761)     25,355
   Net sale (purchase) of short-term investments              1,065       9,130
   Change in other liabilities for securities in course
      of settlement                                         (26,341)   (104,246)
   Other, net                                                 1,756        (159)
                                                          ---------   ---------
      Net cash used in investing activities                (262,876)   (142,941)
                                                          ---------   ---------
Cash flows from financing activities:
   Net funds received (disbursed) under securities loan
      agreements                                             68,761     (25,355)
   Dividends to stockholders                                 (5,784)     (5,241)
   Proceeds from common stock issued                          1,515       1,327
   Other, net                                                   (99)        (91)
                                                          ---------   ---------
      Net cash provided by (used in) financing
         activities                                          64,393     (29,360)
                                                          ---------   ---------
Effect of exchange rate changes on cash and cash
   equivalents                                               (1,843)      3,492
                                                          ---------   ---------
      Change in cash and cash equivalents                    (2,400)     46,781
Cash and cash equivalents, beginning of period              154,484     139,029
                                                          ---------   ---------
      Cash and cash equivalents, end of period            $ 152,084   $ 185,810
                                                          =========   =========

                                                             Six Months Ended
                                                                 June 30,
                                                          ---------------------
                                                             2004        2003
                                                          ---------   ---------
                                                              (in thousands)
Cash Flow Data:

Net cash provided by operating activities                 $ 432,507   $ 503,523
                                                          ---------   ---------
Cash flows from investing activities:
   Proceeds of fixed maturities available for sale sold     289,447     533,508
   Proceeds of fixed maturities available for sale
      redeemed or matured                                   173,803     227,195
   Proceeds of equities sold                                390,942     316,586
   Purchase of fixed maturities held to maturity           (144,728)   (465,812)
   Purchase of fixed maturities available for sale         (695,516)   (788,335)
   Purchase of equities                                    (385,170)   (341,337)
   Net (purchase) sale of other invested assets             (94,830)     40,954
   Net (purchase) sale of short-term investment of
      funds received under securities loan agreements      (249,819)    (21,919)
   Net sale (purchase) of short-term investments              8,488     (14,177)
   Change in other liabilities for securities in course
      of settlement                                             487      47,661
   Other, net                                                  (655)       (261)
                                                          ---------   ---------
      Net cash used in investing activities                (707,551)   (465,937)
                                                          ---------   ---------
Cash flows from financing activities:
   Net funds received (disbursed) under securities loan
      agreements                                            249,819      21,919
   Dividends to stockholders                                (11,561)    (10,451)
   Proceeds from common stock issued                          5,000       2,327
   Other, net                                                  (106)         --
                                                          ---------   ---------
      Net cash provided by (used in) financing
         activities                                         243,152      13,795
                                                          ---------   ---------
Effect of exchange rate changes on cash and cash
   equivalents                                                1,089       7,027
                                                          ---------   ---------
      Change in cash and cash equivalents                   (30,803)     58,408
Cash and cash equivalents, beginning of period              182,887     127,402
                                                          ---------   ---------
      Cash and cash equivalents, end of period            $ 152,084   $ 185,810
                                                          =========   =========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                            Three Months Ended
                                                                 June 30,
                                                           --------------------
                                                              2004       2003
                                                           ---------   --------
                                                              (in thousands)
Comprehensive (Loss) Income Data:

Net income                                                 $  87,824   $ 75,178
                                                           ---------   --------

Other comprehensive (loss) income:
   Net unrealized (depreciation)
      appreciation of investments:
         Net unrealized holding (losses) gains              (143,373)   113,337
         Related income tax effect                            50,181    (39,668)
         Reclassification adjustment for gains included
            in net income                                     (2,215)      (731)
         Related income tax effect                               775        256
                                                           ---------   --------
                                                             (94,632)    73,194
                                                           ---------   --------

   Net unrealized currency translation gain (loss)             6,023    (17,618)
   Related income tax effect                                  (2,108)     6,167
                                                           ---------   --------
                                                               3,915    (11,451)
                                                           ---------   --------

Other comprehensive (loss) income                            (90,717)    61,743
                                                           ---------   --------

Comprehensive (loss) income                               ($   2,893)  $136,921
                                                           =========   ========

                                                             Six Months Ended
                                                                 June 30,
                                                           --------------------
                                                              2004       2003
                                                           ---------   --------
                                                              (in thousands)
Comprehensive (Loss) Income Data:

Net income                                                 $ 177,477   $138,006
                                                           ---------   --------

Other comprehensive (loss) income:
   Net unrealized (depreciation)
      appreciation of investments:
         Net unrealized holding (losses) gains              (125,008)   120,258
         Related income tax effect                            43,753    (42,090)
         Reclassification adjustment for gains included
            in net income                                     (9,464)    (1,269)
         Related income tax effect                             3,312        444
                                                           ---------   --------
                                                             (87,407)    77,343
                                                           ---------   --------

   Net unrealized currency translation gain (loss)           (49,374)   (38,216)
   Related income tax effect                                  17,281     13,376
                                                           ---------   --------
                                                             (32,093)   (24,840)
                                                           ---------   --------

Other comprehensive (loss) income                           (119,500)    52,503
                                                           ---------   --------

Comprehensive (loss) income                                $  57,977   $190,509
                                                           =========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                            Three Months Ended
                                                                 June 30,
                                                          ---------------------
                                                             2004        2003
                                                          ----------   --------
                                                          (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                               $  473,570   $441,504
                                                          ----------   --------
   International:

      Europe:
         London                                              206,789    162,290
         Paris                                                62,078     51,965
         Zurich                                               80,375     60,815
                                                          ----------   --------
                                                             349,242    275,070
                                                          ----------   --------

      Other:
         Toronto                                              14,821     14,581
         Miami (Latin America and the Caribbean)              50,221     35,859
         Hong Kong                                            21,341     21,923
         Tokyo                                                18,002     13,913
                                                          ----------   --------
                                                             104,385     86,276
                                                          ----------   --------

   Total international                                       453,627    361,346
                                                          ----------   --------

Total net premiums written                                $  927,197   $802,850
                                                          ==========   ========

Other net premiums written data (estimated):

   Treaty                                                       96.5%      95.7%
   Facultative                                                   3.5        4.3
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

   Property                                                     29.2%      28.8%
   Casualty                                                     70.8       71.2
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

Total gross premiums written                              $1,038,052   $865,431
                                                          ==========   ========

Source of gross premiums written:

   Affiliates                                                   17.6%      19.3%
   Other                                                        82.4       80.7
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

                                                            Six Months Ended
                                                                June 30,
                                                        -----------------------
                                                           2004         2003
                                                        ----------   ----------
                                                         (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                             $  970,386   $  859,639
                                                        ----------   ----------
   International:

      Europe:
         London                                            405,656      330,565
         Paris                                             118,981       91,471
         Zurich                                            152,859      123,702
                                                        ----------   ----------
                                                           677,496      545,738
                                                        ----------   ----------
      Other:
         Toronto                                            30,928       29,552
         Miami (Latin America and the Caribbean)            91,284       75,591
         Hong Kong                                          38,166       39,907
         Tokyo                                              26,407       20,504
                                                        ----------   ----------
                                                           186,785      165,554
                                                        ----------   ----------

   Total international                                     864,281      711,292
                                                        ----------   ----------

Total net premiums written                              $1,834,667   $1,570,931
                                                        ==========   ==========

Other net premiums written data (estimated):

   Treaty                                                     96.6%        95.8%
   Facultative                                                 3.4          4.2
                                                        ----------   ----------
                                                             100.0%       100.0%
                                                        ==========   ==========

   Property                                                   26.8%        23.8%
   Casualty                                                   73.2         76.2
                                                        ----------   ----------
                                                             100.0%       100.0%
                                                        ==========   ==========

Total gross premiums written                            $2,080,114   $1,765,847
                                                        ==========   ==========

Source of gross premiums written:

   Affiliates                                                 18.4%        20.3%
   Other                                                      81.6         79.7
                                                        ----------   ----------
                                                             100.0%       100.0%
                                                        ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                              Three Months Ended
                                                    June 30,
                                             -------------------
                                               2004       2003
                                             --------   --------
                                                (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and
   loss adjustment expenses:

      Paid losses and loss adjustment
         expenses, net of reinsurance
         recovered                           $469,759   $352,570
      Change in unpaid losses and loss
         adjustment expenses, net of
         reinsurance recoverable thereon      147,400    192,631
                                             --------   --------
                                             $617,159   $545,201
                                             ========   ========

                                                Six Months Ended
                                                    June 30,
                                             -----------------------
                                                2004         2003
                                             ----------   ----------
                                                  (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and
   loss adjustment expenses:

      Paid losses and loss adjustment
         expenses, net of reinsurance
         recovered                           $  826,437   $  709,289
      Change in unpaid losses and loss
         adjustment expenses, net of
         reinsurance recoverable thereon        412,933      312,901
                                             ----------   ----------
                                             $1,239,370   $1,022,190
                                             ==========   ==========

Supplemental Investment Data:

                                                   June 30, 2004
                                              ----------------------
                                                 Amount     Percent
                                              -----------  ---------
                                              (dollars in thousands)
Investments by category:

   Fixed maturities:
      Held to maturity (at amortized cost):
         Domestic and foreign municipal        $  766,009     10.6%
                                               ----------    -----
      Available for sale (at market value):
         Corporate                              1,201,187     16.6
         U.S. Government and government
            agency                                251,561      3.5
         Foreign government                       142,134      1.9
         Domestic and foreign municipal         3,282,846     45.3
                                               ----------    -----
                                                4,877,728     67.3
                                               ----------    -----
            Total fixed maturities              5,643,737     77.9
                                               ----------    -----

   Equities:
      Common stocks                               549,478      7.6
      Nonredeemable preferred stocks               20,096      0.3
                                               ----------    -----
            Total equities                        569,574      7.9
                                               ----------    -----

   Other invested assets                          283,539      3.9
   Short-term investment of funds
      received under securities
      loan agreements                             735,688     10.1
   Short-term investments                          17,436      0.2
                                               ----------    -----
            Total investments                  $7,249,974    100.0%
                                               ==========    =====

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                                --------   ---------   ------
  Ratings as of June 30, 2004:   Held to   Available
                                Maturity    for Sale    Total
                                --------   ---------   ------
   Aaa                             9.2%       49.4%     58.6%
   Aa                              3.3        31.4      34.7
   A                               1.1         5.0       6.1
   Baa                              --         0.5       0.5
   Not rated                        --         0.1       0.1
                                  ----        ----     -----
      Total                       13.6%       86.4%    100.0%
                                  ====        ====     =====

  Duration as of June 30, 2004     5.4  years

                               Three Months Ended
                                    June 30,
                               ------------------
                                 2004      2003
                               --------  --------
Pre-tax yield on fixed
   maturity portfolio (a)          4.5%      4.7%

Effective tax rate on
   net investment income (b)      16.2%     17.9%

                               Six Months Ended
                                   June 30,
                               -----------------
                                 2004     2003
                               -------- --------
Pre-tax yield on fixed
   maturity portfolio (a)          4.6%     4.6%

Effective tax rate on
   net investment income (b)      16.4%    18.3%

(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:

                                     (Estimated)
                                       June 30,    December 31,
                                         2004          2003
                                     -----------   ------------
                                            (in thousands)
Statutory surplus of Transatlantic
   Reinsurance Company                $1,923,135    $1,851,187

----------
CONTACT: Transatlantic Holdings, Inc., New York
         Steven S. Skalicky, 212-770-2040